                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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     14a-6(e)(2))

[ ]  Definitive Proxy Statement

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[ ]  Soliciting Material Pursuant to Section 240.14a-12

                      AIM CORE ALLOCATION PORTFOLIO SERIES
                                AIM EQUITY FUNDS
                                 AIM FUNDS GROUP
                                AIM GROWTH SERIES
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________________________________________________________________________________
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(1)  Title of each class of securities to which transaction applies:

________________________________________________________________________________

(2)  Aggregate number of securities to which transaction applies:

________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

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     Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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(1)  Amount Previously Paid:

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(4)  Date Filed:

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
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INVESTOR ACCOUNT ACCESS                                                                                         CELEBRATING 10 YEARS
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                      POWERED BY STOCKPOINT, INC. DATA/NEWS FEED IS SEAMLESSLY INTEGRATED INTO SITE.

The information available through this section is provided by StockPoint, Inc., which is not affiliated with A I M Management Group
Inc. or any of its subsidiaries (collectively, "AIM"). Any securities mentioned within any articles are not recommendations of AIM.
The news and articles provided are for information purposes only and should not be used or construed as an offer to sell, a solicitation of an offer to buy, or a recommendation for any security. AIM does not guarantee that the information supplied is accurate, complete or timely, or make any warranties with regard to the results obtained from its use. AIM makes no representations regarding the suitability or potential value of any particular investment or information source.

Mutual funds and exchange traded funds distributed by A I M Distributors, Inc.

AIM Investments is a registered service mark of A I M Management Group Inc. A I M Distributors, Inc. is the distributor for the retail mutual funds and exchange traded funds represented by AIM Investments.

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. FOR THIS AND OTHER INFORMATION
ABOUT AIM FUNDS, PLEASE OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.

                                       INVESTMENT PRODUCTS OFFERED ARE:
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                           A I M Management Group Inc. data unless otherwise noted.
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
                   PRODUCTS &      MY     LITERATURE    EDUCATION     COMMENTARY    ABOUT
                  PERFORMANCE   ACCOUNT     & FORMS    & PLANNING   & MARKET DATA     US

INVESTOR CENTER   > My Account

ACCOUNT ACCESS    MY ACCOUNT

RETIREMENT PLAN   ACCOUNT ACCESS--Check your account   TAX CENTER--Access tax-related
MANAGER           balance, perform account             information that will help with
                  maintenance, place transactions      your year-end planning.
SERVICE CENTER    and view statements.
                                                       PROXY VOTING--Access your fund's
TAX CENTER        RETIREMENT PLAN MANAGER--(for plan   proxy statement, common questions
                  administrators and employers)        regarding your fund's proposals
PROXY VOTING      Access plan information and tools    and vote your proxy online.
                  to help you effectively manage
                  your retirement plans. Unfamiliar
                  with RPM? Learn more and visit our
                  demo today.

                  SERVICE CENTER--Access information
                  pertaining to your account and
                  servicing needs.
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             Prospectuses | Help | Site Map | Terms of Use | Privacy

                      AIM INVESTMENT SERVICES, INC. 08/2006

            (C) 2007 A I M Management Group Inc. All Rights Reserved.
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(AIM INVESTMENTS(R) LOGO)                                            Site Search

                   PRODUCTS &     MY      LITERATURE    EDUCATION     COMMENTARY    ABOUT
                  PERFORMANCE   ACCOUNT    & FORMS     & PLANNING   & MARKET DATA     US

INVESTOR CENTER > My Account > Service Center

Account Access

Retirement Plan Manager

Service Center

Tax Center

Proxy Voting

                                 Printer friendly

                                 SERVICE CENTER

                                 If you have a question that is not addressed here, please contact us.

                                 SHAREHOLDER HELP:

                                 ACCOUNT ACCESS                  MAINTENANCE
                                 Account Access Problems         Address
                                 Blocking Account Access         Asset Allocation
                                 Browser Requirements            Beneficiary of an Individual or
                                 Change Password                 Joint Account
                                 Change User Name                Beneficiary of a Retirement Account
                                 Create User Name and Password   Check Writing Privileges
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                                 Forgot Password                 Distribution Options
                                 Forgot User Name                eDelivery
                                 Security                        Loans
                                 What You Can Do Online          Name on Account

                                 ACCOUNT INFORMATION             Ownership of Account
                                 Account Types                   Systematic Exchange Plan
                                 Expense Calculators             Systematic Purchase Plan
                                 Glossary of Legal Terms         Systematic Withdrawal Plan
                                 Proxy Voting  NEW
                                 Purchase, Redemption and
                                 Pricing of Shares (as of
                                 7/31/07) (PDF) Shareholder
                                 Guide (PDF)

                                 TRANSACTIONS                    DOWNLOAD TOOLS
                                 Cancel Pending Trades           Download to Microsoft(R) Money
                                 Change Current Allocations      Download to Quicken(R)
                                 Change Future Allocations
                                 Difference Between Share
                                 Classes
                                 Exchange Shares
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                                 Amounts
                                 Open an Account
                                 Place Online Transactions
                                 Purchase More Shares
                                 Redeem Shares

                 Prospectuses | Help | Site Map | Terms of Use | Privacy

                          AIM INVESTMENT SERVICES, INC. 12/2007

                 (C)2007 A I M Management Group Inc. All Rights Reserved.

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(AIM INVESTMENTS(R) LOGO)                                            Site Search

                            PRODUCTS &   MY CLIENT   LITERATURE               COMMENTARY    ABOUT
                           PERFORMANCE    ACCOUNTS     & FORMS    TOOLBOX   & MARKET DATA     US

FINANCIAL ADVISOR CENTER   > My Client Accounts

ACCOUNT ACCESS             MY CLIENT ACCOUNTS

TRANSFER/ROLLOVER STATUS   ACCOUNT ACCESS--Allows you to access   TAX CENTER--Access tax-related
                           a consolidated list of all your        information that will help with
VARIABLE INSURANCE         clients' accounts at AIM Investments   your year-end planning.
ACCOUNTS                   as well as in other fund families.
                           You will need your Vision(R) ID to     REP ASSET STATEMENT--Access a
SERVICE CENTER             access this information.               consolidated summary of account
                                                                  and commission information.
TAX CENTER                 TRANSFER/ROLLOVER STATUS--Allows you
                           to check the status of your client's   PROXY VOTING--Review proxy
REP ASSET STATEMENT        retirement transfer and/or rollover.   statements, common questions
                                                                  regarding the funds' proposals
PROXY VOTING               VARIABLE INSURANCE                     and online proxy voting.
                           ACCOUNTS--Provides access to your
                           client's variable insurance account
                           balances. You will need your
                           client's policy number and SSN/Tax
                           ID to access this information.

                           SERVICE CENTER--Quick access to the
                           items you need to better meet your
                           clients' needs.

                     Prospectuses | Help | Site Map | Terms of Use | Privacy

                              AIM INVESTMENT SERVICES, INC. 12/2005

                    (C) 2007 A I M Management Group Inc. All Rights Reserved.
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(AIM INVESTMENTS(R) LOGO)                                            Site Search

                            PRODUCTS &   MY CLIENT   LITERATURE               COMMENTARY    ABOUT
                           PERFORMANCE    ACCOUNTS     & FORMS    TOOLBOX   & MARKET DATA     US

FINANCIAL ADVISOR CENTER   > My Client Accounts > Service Center

ACCOUNT ACCESS
TRANSFER/ROLLOVER
STATUS
VARIABLE INSURANCE
ACCOUNTS
SERVICE CENTER
TAX CENTER
REP ASSET
STATEMENT
PROXY VOTING

                           Printer friendly   Quick link

                           SERVICE CENTER

                           Useful information at your fingertips to help you service
                           your client's account.

                           CLIENT ACCOUNT INFORMATION         CONTACT US VIA EMAIL

                           -    Account Access                -    Account Questions
                           -    Account Types                 -    Change of Address
                           -    Dealer Statement              -    General
                                Suppression                        Questions/Comments
                           -    Electronic Statements         -    Request an AIM Wholesaler
                                Forms                         -    Update Client's Address

                           -    Proxy Voting  NEW             -    Update Client's Date of Birth
                           -    Purchase, Redemption and
                                Pricing of Shares             HOME OFFICE INFORMATION
                                (as of 3/12/07) (PDF)
                           -    Shareholder Guide (PDF)       -    Fast Faxes
                           -    Transfer of Assets/Rollover   -    Fan Mail
                                Tracking                      -    DST Vision Home Office

                           SHAREHOLDER HELP
                           -    Account Access
                           -    Download to Money
                           -    Download to Quicken
                           -    Maintenance
                           -    Transactions
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                      AIM INVESTMENT SERVICES, INC. 08/2007

            (C) 2007 A I M Management Group Inc. All Rights Reserved.
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(AIM INVESTMENTS(R) LOGO)                                            Site Search

                     PRODUCTS &      MY     LITERATURE    EDUCATION     COMMENTARY    ABOUT
                    PERFORMANCE   ACCOUNT     & FORMS    & PLANNING   & MARKET DATA     US

INVESTOR CENTER     > My Account > Proxy Voting

ACCOUNT ACCESS

RETIREMENT PLAN
MANAGER

SERVICE CENTER

TAX CENTER

PROXY VOTING

                    PROXY VOTING INFORMATION

                    A proxy statement was mailed on or about December 28, 2007 to shareholders of record as of the close of business on November 30, 2007, for the funds listed below. The purpose of each proxy statement is to request approval of various proposals, such as election of trustees, approval of a new sub-advisory agreement, approval of an amendment to the Trust's Agreement and Declaration of Trust, etc. Each proxy statement contains disclosure information about the proposals for which votes are being solicited. You can also access your fund's proxy statement, common questions regarding your fund's proposals, prospectus, and annual report by clicking on the fund name listed below.

                    --Select fund--

                    HOW TO VOTE

                    You may cast your vote by any of the following methods.
                    HOWEVER YOU CHOOSE TO VOTE, IT IS IMPORTANT THAT YOU VOTE
                    NOW TO SAVE THE EXPENSE OF ADDITIONAL SOLICITATIONS.

                    BY         You may vote your shares at            BY          Call toll-free 1.888.221.0697. Enter
                    INTERNET   www.proxyweb.com unless your shares    TELEPHONE   the control number listed on the
                               are held through a broker, in which                proxy card and follow the recorded
                               case you may vote your shares at                   instructions.
                               www.proxyvote.com.

                               Enter the control number listed on
                               the proxy card you received in the
                               mail and follow the instructions on
                               the web site.

                    BY MAIL    Complete and sign the proxy card and   IN          The shareholder meeting will be held
                               return it in the postage-paid          PERSON      on February 29, 2008. Please notify
                               envelope provided in the shareholder               AIM Investments at 1.800.952.3502 if
                               mailing.                                           you plan to attend this meeting.

                    IF YOU HAVE ANY QUESTIONS...

                    If you have questions on the proxy statement or the voting process, please contact your financial consultant or call AIM toll-free at 1.800.952.3502 any business day between 7:30 a.m. and 7:00 p.m. CT.

                    If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to exercise your right to vote.

             Prospectuses | Help | Site Map | Terms of Use | Privacy

                      AIM INVESTMENT SERVICES, INC. 12/2007

           (C) 2007 A I M Management Group Inc. All Rights Reserved.
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(AIM INVESTMENT (R) LOGO)                                            Site Search

                                  PRODUCTS &      MY     LITERATURE    EDUCATION     COMMENTARY    ABOUT
                                 PERFORMANCE   ACCOUNT     & FORMS    & PLANNING   & MARKET DATA     US

INVESTOR CENTER                  > My Account > Proxy Voting

ACCOUNT ACCESS                   AIM PROXY INFORMATION BY FUND

RETIREMENT PLAN MANAGER

SERVICE CENTER

TAX CENTER                       AIM ASIA PACIFIC GROWTH FUND

PROXY VOTING                          1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM BASIC BALANCED FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have


                                           regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM BASIC VALUE FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM CAPITAL DEVELOPMENT FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM CHARTER FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM CHINA FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM CONSERVATIVE ALLOCATION FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM CONSTELLATION FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you

                                           may vote your shares at www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM DEVELOPING MARKETS FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM DIVERSIFIED DIVIDEND FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM DYNAMICS FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have

                                           regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 AIM ENERGY FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM EUROPEAN GROWTH FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM EUROPEAN SMALL COMPANY FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM FINANCIAL SERVICES FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM FLOATING RATE FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 AIM GLOBAL AGGRESSIVE GROWTH FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM GLOBAL EQUITY FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM GLOBAL GROWTH FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

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
                                 AIM GLOBAL HEALTH CARE FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM GLOBAL REAL ESTATE FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 AIM GLOBAL VALUE FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM GOLD & PRECIOUS METALS FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM GROWTH ALLOCATION FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM HIGH INCOME MUNICIPAL FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM HIGH YIELD FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 AIM INCOME ALLOCATION FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM INCOME FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 AIM INDEPENDENCE 2010 FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM INDEPENDENCE 2020 FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM INDEPENDENCE 2030 FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM INDEPENDENCE 2040 FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM INDEPENDENCE 2050 FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM INDEPENDENCE NOW FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM INTERMEDIATE GOVERNMENT FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 AIM INTERNATIONAL ALLOCATION FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM INTERNATIONAL CORE EQUITY FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM INTERNATIONAL GROWTH FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM INTERNATIONAL SMALL COMPANY FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM INTERNATIONAL TOTAL RETURN FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM JAPAN FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -   Prospectus (PDF)

                                      -   Annual Report (PDF)SC

                                      -   Semiannual Report (PDF)

                                 AIM LIBOR ALPHA FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM LARGE CAP BASIC VALUE FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)


                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM LARGE CAP GROWTH FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM LEISURE FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM LIMITED MATURITY TREASURY FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM MID CAP BASIC VALUE FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM MID CAP CORE EQUITY FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM MODERATE ALLOCATION FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM MODERATE GROWTH ALLOCATION FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM MODERATELY CONSERVATIVE ALLOCATION FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM MONEY MARKET FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 AIM MULTI-SECTOR FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 AIM MUNICIPAL BOND FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 PREMIER PORTFOLIO

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 PREMIER TAX-EXEMPT PORTFOLIO

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 PREMIER U.S. GOVERNMENT MONEY PORTFOLIO

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 AIM REAL ESTATE FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 AIM S&P 500 INDEX FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 AIM SELECT EQUITY FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM SELECT REAL ESTATE INCOME FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 AIM SHORT TERM BOND FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 AIM SMALL CAP EQUITY FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM SMALL CAP GROWTH FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM STRUCTURED CORE FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 AIM STRUCTURED GROWTH FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 AIM STRUCTURED VALUE FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 AIM SUMMIT FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM TAX-EXEMPT CASH FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM TAX-FREE INTERMEDIATE FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM TECHNOLOGY FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM TOTAL RETURN BOND FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 AIM TRIMARK ENDEAVOR FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM TRIMARK FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM TRIMARK SMALL COMPANIES FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM UTILITIES FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 ATST PREMIER PORTFOLIO

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus

                                      -    Annual Report

                                 ATST PREMIER TAX-EXEMPT PORTFOLIO

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you

                                           may vote your shares at www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus

                                      -    Annual Report

                                 ATST PREMIER U.S. GOVERNMENT MONEY PORTFOLIO

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus

                                      -    Annual Report

                                 SERIES C--AIM CORE ALLOCATION PORTFOLIO SERIES

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 SERIES M--AIM CORE ALLOCATION PORTFOLIO SERIES

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 STIT GOVERNMENT & AGENCY PORTFOLIO

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus

                                      -    Annual Report

                                 STIT GOVERNMENT TAXADVANTAGE PORTFOLIO

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus

                                      -    Annual Report

                                 STIT LIQUID ASSETS PORTFOLIO

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus

                                      -    Annual Report

                                 STIT STIC PRIME PORTFOLIO

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus

                                      -    Annual Report

                                 STIT TREASURY PORTFOLIO

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus

                                      -    Annual Report

                                 TFIT TAX-FREE CASH RESERVE PORTFOLIO

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus

                                      -    Annual Report

                                      -    Semiannual Report

                                 IF YOU HAVE ANY QUESTIONS...

                                 If you have questions on the proxy statement or the
                                 voting process, please contact your financial consultant
                                 or call AIM toll-free at 1.800.952.3502 any business day
                                 between 7:30 a.m. and 7:00 p.m. CT.

                                 If we have not received your proxy card after a
                                 reasonable amount of time, a representative from our
                                 proxy solicitation firm, Computershare Fund Services, may
                                 contact you to remind you to exercise your right to vote.

                  Prospectuses | Help | Site Map | Terms of Use | Privacy

                           AIM INVESTMENT SERVICES, INC. 01/2008

                 (C) 2007 A I M Management Group Inc. All Rights Reserved.

QUESTIONS & ANSWERS FOR:

                         AIM HIGH INCOME MUNICIPAL FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

     - You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

     - You may call in your vote to a 24-hour automated system at 1-888-221-0697. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

     - You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

     - If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR each proposal.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the February 29, 2008 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the fund.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Funds' proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     - SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

     - CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

     - FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on February 29, 2008 at 3:00 p.m. Central Time.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

     - To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified:

           1.   Bob R. Baker
           2.   Frank S. Bayley
           3.   James T. Bunch
           4.   Bruce L. Crockett
           5.   Albert R. Dowden
           6.   Jack M. Fields
           7.   Martin L. Flanagan
           8.   Carl Frischling
           9.   Prema Mathai-Davis
          10.   Lewis F. Pennock
          11.   Larry Soll, Ph.D.
          12.   Raymond Stickel, Jr.
          13.   Philip A. Taylor

     - To approve a new sub-advisory agreement for the Fund and each other series portfolio of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.

     - To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

                            AIM TAX-EXEMPT CASH FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

     - You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

     - You may call in your vote to a 24-hour automated system at 1-888-221-0697. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

     - You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

     - If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR each proposal.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the February 29, 2008 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the fund.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Funds' proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     - SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

     - CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

     - FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on February 29, 2008 at 3:00 p.m. Central Time.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

     - To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified:

           1. Bob R. Baker
           2. Frank S. Bayley
           3. James T. Bunch
           4. Bruce L. Crockett
           5. Albert R. Dowden
           6. Jack M. Fields
           7. Martin L. Flanagan
           8. Carl Frischling
           9. Prema Mathai-Davis
          10. Lewis F. Pennock
          11. Larry Soll, Ph.D.
          12. Raymond Stickel, Jr.
          13. Philip A. Taylor

     - To approve a new sub-advisory agreement for the Fund and each other series portfolio of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.

     - To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

                         AIM TAX-FREE INTERMEDIATE FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

     - You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

     - You may call in your vote to a 24-hour automated system at 1-888-221-0697. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

     - You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

     - If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR each proposal.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the February 29, 2008 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the fund.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Funds' proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     - SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

     - CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

     - FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on February 29, 2008 at 3:00 p.m. Central Time.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

     - To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified:

           1.   Bob R. Baker
           2.   Frank S. Bayley
           3.   James T. Bunch
           4.   Bruce L. Crockett
           5.   Albert R. Dowden
           6.   Jack M. Fields
           7.   Martin L. Flanagan
           8.   Carl Frischling
           9.   Prema Mathai-Davis
          10.   Lewis F. Pennock
          11.   Larry Soll, Ph.D.
          12.   Raymond Stickel, Jr.
          13.   Philip A. Taylor

     - To approve a new sub-advisory agreement for the Fund and each other series portfolio of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.

     - To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

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                       BROADRIDGE FINANCIAL SOLUTIONS INC.
                      PROPOSED SCRIPT FOR TELEPHONE VOTING
                                 1-888-221-0697

OPENING:

WHEN CONNECTED TO THE TOLL-FREE NUMBER, SHAREHOLDER WILL HEAR:

"Welcome. "Please enter the control number labeled as such or located in the box indicated by an arrow on the upper portion of your proxy card."

WHEN SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:

"To vote as the ** Board recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now."

OPTION 1: VOTING ALL PROPOSALS AS MANAGEMENT RECOMMENDS

IF SHAREHOLDER ELECTS TO VOTE AS MANAGEMENT RECOMMENDS ON ALL PROPOSALS, HE/SHE WILL HEAR:

"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."

IF SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL BE RETURNED TO THE "TO VOTE AS THE.." SPEECH.

IF SHAREHOLDER ELECTS TO REVOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

"Thank you for voting."

CALL IS TERMINATED.

                       BROADRIDGE FINANCIAL SOLUTIONS INC.
                                    1/2/2008

OPTION 2: VOTING EACH PROPOSAL SEPARATELY

IF SHAREHOLDER ELECTS TO VOTE EACH PROPOSAL SEPARATELY, HE/SHE WILL HEAR:

"Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD from all nominees, press 9. To WITHHOLD from an individual nominee, press 0. Make your selection now."

IF THE SHAREHOLDER VOTES FOR ALL NOMINEES OR WITHHOLDS FROM ALL NOMINEES, THE SCRIPT MOVES TO PROPOSAL 2. IF THE SHAREHOLDER ELECTS TO WITHHOLD FROM A SPECIFIC NOMINEE, HE/SHE WILL HEAR:

"Enter the two-digit number that appears in front of the nominee's name you DO NOT wish to vote for."

AND THEN,

"Press 1 to withhold from another nominee or Press 0 if you have completed voting on nominees."

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1 , HE/SHE WILL HEAR:

"Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2, HE/SHE WILL HEAR:

"Proposal 3: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 3, HE/SHE WILL HEAR:

"Your votes have been cast as follows (VOTE FOR EACH PROPOSAL IS GIVEN). If this is correct, press 1. If incorrect, press 0."

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL BE RETURNED TO THE "TO VOTE AS THE.." SPEECH.

IF SHAREHOLDER ELECTS TO REVOTE THE CANCELLED VOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

"Thank you for voting."

CALL IS TERMINATED.

                       BROADRIDGE FINANCIAL SOLUTIONS INC.
                                    1/2/2008